UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06515

Morgan Stanley Global Fixed Income Opportunities Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Global Fixed
Income Opportunities Fund

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Global Fixed Income Opportunities Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Portfolio of Investments	14
Statement of Assets and Liabilities	43
Statement of Operations	45
Statements of Changes in Net Assets	47
Notes to Financial Statements	48
Financial Highlights	70
Report of Independent Registered Public Accounting Firm	76
Investment Advisory Agreement Approval	77
Privacy Notice	80
Trustee and Officer Information	83

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2019

Total Return for the 12 Months Ended October 31, 2019
Class A	Class L	Class I	Class C	Class IS	Class IR
8.55%	8.25%	8.93%	7.77%	9.01%	9.00%
Bloomberg Barclays Global Aggregate (Hedged USD) Index[1]	Global Fixed Income Opportunities Blend Index[2]	Lipper Global Income Funds Index[3]
10.67%	10.67%	8.51%

The performance of Morgan Stanley Global Fixed Income Opportunities Fund's (the "Fund") six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Markets experienced a relief rally in the reporting period as headwinds subsided and 10-year U.S. Treasury yields fell to 2.18% at the end of October 2019 from 3.14% at the end of October 2018.(i) Risk assets across fixed income and equity markets rallied in this period with credit spreads tightening and yields falling. While some headwinds may have dissipated, they neither disappeared nor turned into tailwinds. The outlook for global growth started to improve over the last few months of the reporting period. The Federal Reserve (Fed) is now perceived to be on hold through at least 2020 after cutting interest rates three times over the last several months. Despite the fact that some of the geopolitical issues impacting the markets — such as Brexit and U.S. China trade disputes — seemed to get better in October 2019, the final outcomes of these events are uncertain.

Performance Analysis

All share classes of the Fund underperformed the Bloomberg Barclays Global Aggregate (Hedged USD) Index (the "Index") and the Global Fixed Income Opportunities Blend Index for the 12 months ended October 31, 2019, assuming no deduction of applicable sales charges. The Fund's Class A, I, IS and IR shares outperformed and Class L and Class C shares underperformed the Lipper Global Income Funds Index for the same 12-month period, assuming no deduction of applicable sales charges.

Relative to the Index, the Fund benefited from an overweight duration position, which was advantageous as interest rates declined over the 12-month period, particularly in the last few months. On an absolute return basis, the Fund benefited from both macro and sector spread (non-government bond positioning) decisions. Within macro decisions, U.S. dollar interest rate exposure was beneficial, as was exposure to peripheral European debt, Australia and selected emerging market (EM) interest rates (Mexico, South Africa, Brazil, Peru, Egypt and Indonesia). Conversely, EM currency exposure in Argentina, Mexico, Chile and Hungary detracted from performance.

(i)  Source: Bloomberg L.P. Data as of October 31, 2019.

Within non-government bonds, exposure to corporate debt across both the high yield and investment grade segments contributed to performance, as did exposure to bank loans and convertible debt. Securitized debt exposure was also beneficial to absolute performance, especially non-agency residential mortgage-backed securities. Conversely, derivative exposure to credit default swaps detracted from performance in the period.

With no further evidence of additional monetary policy easing around the world, it was not surprising that bond yields drifted upward toward the end of the reporting period, although in a quite ragged pattern, prolonging investors' whiplash-like experience. What we are experiencing is a lot of high-frequency volatility with little evidence of a trend. This experience is likely to continue as we approach a fork in the road: data will get better as geopolitical risks will recede, or we will return to trade war concerns and deteriorating economic fundamentals.

This ragged performance also permeated credit markets. Investment grade spreads narrowed and emerging market yields fell, which we found to be appropriate when considering the better economics and geopolitics. Surprisingly, U.S. high yield spreads widened even as U.S. equities made new highs.

The developed bond market sell-off that began in September 2019 continued in the second half of October 2019, with non-U.S. yields again hit the hardest. This time the culprit can be laid at the door of two factors: (1) better economic data, generally speaking, or at least optimism that data was troughing; and (2) growing optimism that the U.S. and China would cut a trade deal, ending, at least for now, risks of escalation.

We are cautiously optimistic that the market is correct in starting to price a bottoming of the economic data. In our minds, this optimism is based on two interrelated factors, factors that investors should always remember. First, economic data does not deteriorate forever. Trip wires are triggered, which endogenously tends to slow the descent, especially when there are no obvious large imbalances in the world. Second, and distinctly related to the first, monetary policy globally has eased substantially in 2019. This is a normal policy response to a deterioration in economic conditions, both current and expected.

The U.S. monetary policy response has been significant and unusual in that unemployment is at record lows, unemployment claims are not rising, the economy is growing and inflation is not falling. The Fed has never before cut rates three times in such conditions. Its actions are truly pre-emptive and should significantly improve the chances of an acceleration of growth in 2020. Other central bank responses have not been so out of character and can, in some ways, be viewed as lagged responses to actual deterioration in economic conditions. But the bottom line is that economies now have a lot more support than they did 12 months ago, and we believe no recession is likely for the foreseeable future. If only that pesky trade war would go away.

However, let's not get too carried away with our optimism, as there are many potholes in the road ahead. Evidence of a growth turnaround is still scarce. Trend growth has fallen. The full employment real interest rate has fallen along with growth. Capital expenditure is still weak, as the long-term U.S.-China relationship remains to be decided and animal spirits are definitely scarce. Moreover, while manufacturing/industrial activity may be bottoming, the service side of the global economy is still gently weakening. Since this is a much larger share of the global economy, if services do not turn around in the months ahead, our optimism might be misplaced. Labor markets, as we have discussed in the past, remain key. If household economies continue to grow, we may be alright. Otherwise, expect more rate cuts.

The outlook for monetary policy is probably the easiest to predict, at least in the short term. Rates are low and they are likely going to stay low. The hurdle to raise rates is much higher than it is to cut them. For now, central banks have done their duty. They responded in what we would call a fairly aggressive way to actual slowdowns and risks of further economic deterioration. We expect no further changes in the fourth quarter of 2019 and probably in the first quarter of 2020 as well. It will take time to see how effective 2019's rate cuts have been and how the U.S.-China trade negotiations and Brexit develop. In the interim, expect to see data dependency and vigilance being the watch words. And, since further rate cuts are likely to be in response to worse data, they might not be so benignly interpreted by financial markets, meaning while bad news equals rate cuts, this does not mean rate cuts equal equity/high yield rallies. Bad news is bad news.

During this period of intense uncertainty, we continue to look for signs/indicators showing how the situation is going to evolve. We continue to believe the yield curve is the best barometer of market confidence. We think a measure of success, e.g., reflation, would be a steepening of yield curves. If monetary stimulus is working, curves should steepen.

In the short term, we seem to be coming into a period of greater calm. The U.S. and China appeared to be close to a "Phase 1" deal; a hard Brexit is seemingly off the table. There has been no global recession. All we can do is reiterate our opinion. We intend to be close to home (e.g., neutral) with a small optimistic bias. We believe it is best to keep risks balanced, with not too much rate risk and not too much credit risk. Yields and credit are buys on weakness, in our opinion. And we continue to focus on bottom-up security and country selection where we believe fundamentals are sound and valuations are reasonable.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 10/31/19
Corporate Bonds	30.5%
Sovereign	22.8
Asset-Backed Securities	15.5
Short-Term Investments	12.3
Mortgages — Other	10.3
U.S. Treasury Securities	3.0
Senior Loan Interests	2.8
Commercial Mortgage-Backed Securities	2.6
Collateralized Mortgage Obligations — Agency Collateral Series	0.2
Agency Fixed Rate Mortgages	0.0	**

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of October 31, 2019. Does not include open long/short futures contracts with a value of $123,606,921 and net unrealized appreciation of $197,447. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of $2,512,243 and does not include open swap agreement with total unrealized depreciation of $37,251.

**  Amount is less than 0.05%.

LONG-TERM CREDIT ANALYSIS as of 10/31/19
AAA	12.1%
AA	3.2
A	15.6
BBB	24.4
BB	14.8
B or Below	13.3
Not Rated	16.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are stated as a percentage of total investments and all percentages for long-term credit analysis are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2019 (unaudtied)
Symbol	Class A Shares* (since 07/28/97) DINAX		Class L Shares** (since 07/28/97) DINCX	Class I Shares*** (since 07/28/97) DINDX	Class C Shares† (since 04/30/15) MSIPX		Class IS Shares†† (since 09/13/13) MGFOX	Class IR Shares††† (since 06/15/18) MFIRX
1 Year	8.55 4.95[5]	%[4]	8.25 —%[4]	8.93 —%[4]	7.77 6.77[5]	%[4]	9.01 —%[4]	9.00 —%[4]
5 Years	3.84[4] 3.17[5]		3.59[4] —	4.15[4] —	— —		4.21[4] —	— —
10 Years	5.81[4] 5.47[5]		5.43[4] —	6.12[4] —	— —		— —	— —
Since Inception	4.16[4] 4.00[5]		3.64[4] —	4.44[4] —	3.13[4] 3.13[5]		5.06[4] —	6.70[4] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I, Class C, Class IS and Class IR shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 3.25%. Effective August 1, 2019, the maximum front-end sales charge changed from 4.25% to 3.25%.

**  Class L has no sales charge. Class L shares are closed to new investments.

***  Class I has no sales charge.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class IS has no sales charge.

†††  Class IR has no sales charge.

(1)  The Bloomberg Barclays Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Global Fixed Income Opportunities Blend Index is a performance linked benchmark of the old and new benchmark of the Fund. Old benchmark represented by Bloomberg Barclays Global Aggregate Index (unhedged USD)(a benchmark that provides a broad-based measure of the global investment grade fixed rate debt markets with returns in unhedged USD) from the Fund's inception to December 31, 2016 and the new benchmark represented by Bloomberg Barclays Global Aggregate (Hedged USD) Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2019.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/19 – 10/31/19.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/19	10/31/19	05/01/19 – 10/31/19
Class A
Actual (4.33% return)	$1,000.00	$1,043.30	$4.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.82	$4.43
Class L
Actual (4.36% return)	$1,000.00	$1,043.60	$6.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.31	$5.96
Class I
Actual (4.60% return)	$1,000.00	$1,046.00	$3.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.13	$3.11
Class C
Actual (3.95% return)	$1,000.00	$1,039.50	$8.33
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.04	$8.24
Class IS
Actual (4.64% return)	$1,000.00	$1,046.40	$2.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.58	$2.65
Class IR
Actual (4.64% return)	$1,000.00	$1,046.40	$2.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.58	$2.65

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.87%, 1.17%, 0.61%, 1.62%, 0.52% and 0.52% for Class A, Class L, Class I, Class C, Class IS and Class IR shares, respectively, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.88%, 1.18%, 0.62%, 1.63%, 0.53% and 32.47% for Class A, Class L, Class I, Class C, Class IS and Class IR shares, respectively.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (30.5%)
		Australia (1.5%)
		Basic Materials
	$1,275	Newcastle Coal Infrastructure Group Pty Ltd. (a)	4.40%	09/29/27	$1,279,561
		Consumer, Non-Cyclical
	1,550	Woolworths Group Ltd. (a)	4.00	09/22/20	1,574,149
		Energy
EUR	1,000	APT Pipelines Ltd.	2.00	03/22/27	1,212,235
	$1,200	APT Pipelines Ltd. (a)	4.20	03/23/25	1,278,706
	2,875	Santos Finance Ltd.	4.125	09/14/27	2,931,678
					5,422,619
		Finance
	1,375	Macquarie Group Ltd. (a)	4.15	03/27/24	1,451,771
		Industrials
EUR	1,600	Aurizon Network Pty Ltd.	3.125	06/01/26	2,055,326
		Total Australia			11,783,426
		Belgium (0.5%)
		Basic Materials
	1,000	Solvay Finance SA	5.118	(b)	1,195,629
	700	Solvay Finance SA	5.425	(b)	897,310
					2,092,939
		Consumer, Non-Cyclical
	$1,500	Anheuser-Busch InBev Worldwide, Inc.	4.75	01/23/29	1,744,672
		Total Belgium			3,837,611
		Brazil (0.6%)
		Basic Materials
	1,160	Braskem Netherlands Finance BV (a)	4.50	01/31/30(c)	1,150,720
		Consumer, Non-Cyclical
	1,225	Minerva Luxembourg SA (a)	5.875	01/19/28	1,251,950
		Energy
	2,300	Petrobras Global Finance BV (a)	5.093	01/15/30	2,440,300
		Total Brazil			4,842,970

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Canada (1.3%)
	Basic Materials
$1,525	Eldorado Gold Corp. (a)	9.50%	06/01/24	$1,654,625
1,000	IAMGOLD Corp. (a)	7.00	04/15/25	1,037,500
1,600	NOVA Chemicals Corp. (a)	4.875	06/01/24	1,630,000
				4,322,125
	Energy
425	Baytex Energy Corp. (a)(d)	5.125	06/01/21	418,625
	Finance
1,825	Bank of Nova Scotia (The)	2.00	11/15/22	1,822,171
1,750	National Bank of Canada (a)(d)	2.15	10/07/22	1,753,911
1,450	Toronto-Dominion Bank (The) (d)	1.90	12/01/22	1,446,949
				5,023,031
	Industrials
750	Bombardier, Inc. (a)	7.45	05/01/34	697,500
	Total Canada			10,461,281
	Chile (0.2%)
	Energy
1,300	Geopark Ltd. (a)	6.50	09/21/24	1,347,138
	China (1.1%)
	Basic Materials
1,080	CNAC HK Finbridge Co. Ltd.	3.875	06/19/29	1,112,659
1,000	Syngenta Finance N.V. (a)	4.441	04/24/23	1,044,531
				2,157,190
	Communications
2,000	Baidu, Inc.	2.875	07/06/22	2,013,645
2,100	Tencent Holdings Ltd. (a)	3.595	01/19/28	2,191,912
				4,205,557
	Finance
1,720	Country Garden Holdings Co. Ltd.	7.25	04/08/26	1,870,811
	Total China			8,233,558
	Colombia (0.0%)
	Communications
325	Millicom International Cellular SA	6.625	10/15/26	353,438

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Denmark (0.1%)
		Finance
	$850	Danske Bank A/S (a)	5.00%	01/12/22	$895,840
		France (1.7%)
		Consumer, Non-Cyclical
EUR	500	Eurofins Scientific SE	4.875	(b)	581,187
	1,150	Europcar Mobility Group	4.125	11/15/24	1,218,080
					1,799,267
		Energy
	1,600	TOTAL SA	2.708	(b)	1,910,797
	$600	TOTAL SA, FP	0.50	12/02/22	632,808
					2,543,605
		Finance
EUR	1,700	AXA SA	3.25	05/28/49	2,157,166
	1,500	BNP Paribas SA	2.875	10/01/26	1,907,443
	$1,875	BPCE SA (a)	5.15	07/21/24	2,062,671
EUR	2,000	Credit Agricole Assurances SA	4.50	(b)	2,510,704
					8,637,984
		Industrials
	500	Orange SA	5.00	(b)	675,226
		Total France			13,656,082
		Germany (1.5%)
		Consumer, Cyclical
	$1,300	Daimler Finance North America LLC (a)	2.70	06/14/24	1,315,450
EUR	1,400	Volkswagen International Finance N.V.	4.625	(b)	1,746,074
					3,061,524
		Consumer, Non-Cyclical
	$2,750	Bayer US Finance LLC (a)	3.00	10/08/21	2,788,624
		Finance
	1,550	Deutsche Bank AG	2.70	07/13/20	1,550,774
	2,625	Deutsche Bank AG	3.15	01/22/21	2,636,313
EUR	1,200	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.25	05/26/49	1,579,750
					5,766,837
		Total Germany			11,616,985

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		India (0.5%)
		Communications
	$1,150	Bharti Airtel International Netherlands BV (a)	5.35%	05/20/24	$1,212,988
	600	Bharti Airtel Ltd.	4.375	06/10/25	603,650
					1,816,638
		Energy
	1,800	ONGC Videsh Vankorneft Pte Ltd.	3.75	07/27/26	1,869,151
		Total India			3,685,789
		Indonesia (0.2%)
		Energy
	1,700	Pertamina Persero PT (a)	3.65	07/30/29	1,749,042
		Ireland (0.4%)
		Industrials
EUR	1,250	Eircom Finance DAC	3.50	05/15/26	1,464,279
	$1,275	Park Aerospace Holdings Ltd. (a)	5.25	08/15/22	1,360,999
		Total Ireland			2,825,278
		Israel (0.2%)
		Consumer, Non-Cyclical
	1,625	Teva Pharmaceutical Finance Netherlands III BV	2.20	07/21/21	1,546,626
		Italy (1.4%)
		Finance
EUR	1,700	Assicurazioni Generali SpA	5.50	10/27/47	2,285,839
	1,400	Intesa Sanpaolo SpA	1.125	07/14/25	1,674,024
	$1,000	Intesa Sanpaolo SpA (a)	6.50	02/24/21	1,050,239
	725	UniCredit SpA (a)	6.572	01/14/22	780,779
					5,790,881
		Utilities
	3,000	Enel Finance International N.V. (a)	4.25	09/14/23	3,189,528
EUR	1,400	Enel SpA	2.50	11/24/78	1,622,023
					4,811,551
		Total Italy			10,602,432

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Japan (0.1%)
		Communications
	$330	SoftBank Group Corp.	4.00%	09/19/29	$377,366
	400	SoftBank Group Corp.	5.00	04/15/28	490,996
		Total Japan			868,362
		Luxembourg (0.2%)
		Industrials
	$1,690	Intelsat Jackson Holdings SA	5.50	08/01/23	1,588,600
		Macau (0.2%)
		Consumer, Cyclical
	1,200	Sands China Ltd.	5.125	08/08/25	1,326,180
		Malaysia (0.3%)
		Consumer, Cyclical
	2,600	Resorts World Las Vegas LLC/RWLV Capital, Inc. (a)	4.625	04/16/29	2,739,136
		Mexico (0.2%)
		Energy
MXN	1,500	Petroleos Mexicanos	2.50	08/21/21	1,722,737
		Netherlands (1.0%)
		Finance
EUR	1,400	ASR Nederland N.V.	5.00	(b)	1,785,015
	1,625	Cooperatieve Rabobank UA	5.50	(b)	1,867,277
	$1,325	ING Bank N.V. (a)	5.80	09/25/23	1,473,513
EUR	1,200	NN Group	4.50	(b)	1,501,940
					6,627,745
		Technology
	$1,250	NXP Semiconductors N.V.	1.00	12/01/19	1,374,278
		Total Netherlands			8,002,023
		Peru (0.1%)
		Industrials
	700	Lima Metro Line 2 Finance Ltd. (a)	4.35	04/05/36	745,500
		Portugal (0.2%)
		Utilities
EUR	1,000	EDP - Energias de Portugal SA	5.375	09/16/75	1,188,256

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		South Africa (0.2%)
		Basic Materials
	$1,205	SASOL Financing USA LLC	6.50%	09/27/28	$1,348,328
		Spain (1.3%)
		Communications
EUR	1,000	Telefonica Europe BV	5.875	(b)	1,292,103
		Energy
	1,000	Repsol International Finance BV	4.50	03/25/75	1,283,608
		Finance
	1,000	Banco Bilbao Vizcaya Argentaria SA	6.75	(b)	1,132,357
	1,600	Banco Santander SA	3.125	01/19/27	2,047,040
	1,900	CaixaBank SA	2.25	04/17/30	2,191,971
					5,371,368
		Utilities
	900	IE2 Holdco SAU	2.875	06/01/26	1,132,843
	1,000	NorteGas Energia Distribucion SAU	2.065	09/28/27	1,199,473
					2,332,316
		Total Spain			10,279,395
		Sweden (0.2%)
		Finance
	1,200	Intrum AB	3.125	07/15/24	1,360,717
		Switzerland (1.0%)
		Basic Materials
	$2,200	Glencore Funding LLC (a)(d)	3.875	10/27/27	2,276,036
		Finance
	1,125	Credit Suisse Group Funding Guernsey Ltd.	4.55	04/17/26	1,244,026
	1,375	UBS AG	5.125	05/15/24	1,483,380
					2,727,406
		Industrials
CHF	1,300	Sika AG	0.15	06/05/25	1,500,040
		Technology
	$800	STMicroelectronics N.V., B	0.25	07/03/24	1,038,840
		Total Switzerland			7,542,322

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		United Kingdom (2.2%)
		Consumer, Non-Cyclical
	$1,800	BAT Capital Corp.	3.222%	08/15/24	$1,828,588
	1,850	Imperial Brands Finance PLC (a)	3.125	07/26/24	1,862,721
	1,725	Vodafone Group PLC	4.875	06/19/49	1,946,992
					5,638,301
		Energy
GBP	900	BP Capital Markets PLC	2.274	07/03/26	1,235,290
		Finance
EUR	1,700	Aviva PLC	3.875	07/03/44	2,092,720
	$975	HSBC Holdings PLC	3.95	05/18/24	1,023,629
	1,000	HSBC Holdings PLC	4.375	11/23/26	1,081,487
GBP	1,500	Lloyds Banking Group PLC	2.25	10/16/24	1,998,005
	$650	Lloyds Banking Group PLC	4.375	03/22/28	718,551
EUR	900	Lloyds Banking Group PLC	6.375	(b)	1,035,644
	$1,425	Santander UK PLC (a)	5.00	11/07/23	1,534,327
					9,484,363
		Utilities
GBP	750	NGG Finance PLC	5.625	06/18/73	1,090,731
		Total United Kingdom			17,448,685
		United States (12.1%)
		Communications
EUR	1,100	AT&T, Inc.	1.80	09/05/26	1,333,711
GBP	800	AT&T, Inc.	2.90	12/04/26	1,107,457
	$675	AT&T, Inc.	4.50	03/09/48	723,079
	1,100	Booking Holdings, Inc. (d)	0.90	09/15/21	1,295,567
	743	Charter Communications Operating LLC/Charter Communications Operating Capital	4.20	03/15/28	789,720
	900	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908	07/23/25	992,345
	750	CSC Holdings LLC	5.25	06/01/24	810,000
	2,000	Fox Corp. (a)	4.709	01/25/29	2,277,268
	700	Gray Television, Inc. (a)	5.125	10/15/24	727,125
	1,000	MDC Partners, Inc. (a)	6.50	05/01/24	961,250
	785	Palo Alto Networks, Inc.	0.75	07/01/23	867,396
	2,700	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	4.738	09/20/29	2,885,652
					14,770,570

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Consumer, Cyclical
	$1,427	American Axle & Manufacturing, Inc. (d)	6.50%	04/01/27	$1,357,434
	1,000	Century Communities, Inc.	5.875	07/15/25	1,045,000
	725	Diamond Resorts International, Inc. (a)	10.75	09/01/24	754,000
	575	Enterprise Development Authority (The) (a)	12.00	07/15/24	632,500
	2,000	Ford Motor Credit Co., LLC	3.336	03/18/21	2,011,957
	1,875	General Motors Financial Co., Inc.	4.30	07/13/25	1,959,512
	425	Global Partners LP/GLP Finance Corp.	7.00	06/15/23	440,719
	936	Guitar Center, Inc. (a)(e)	13.00	04/15/22	744,120
EUR	1,275	International Game Technology PLC	3.50	06/15/26	1,512,660
	$1,100	Las Vegas Sands Corp.	3.50	08/18/26	1,122,801
	1,475	MGM Resorts International	5.50	04/15/27	1,626,187
	3,904	Resort at Summerlin LP, B (e)(f)(g)(h)(i)(j)	13.00	12/15/07	—
	650	Rite Aid Corp. (a)	6.125	04/01/23	555,782
	750	Speedway Motorsports, Inc.	5.125	02/01/23	768,750
					14,531,422
		Consumer, Non-Cyclical
	1,650	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)	5.75	07/15/27	1,693,313
	1,800	Bristol-Myers Squibb Co. (a)	2.90	07/26/24	1,866,578
	775	Cigna Corp. (a)	3.05	10/15/27	780,995
	925	Cigna Corp. (a)	4.125	09/15/20	941,553
	3,125	CVS Health Corp.	3.70	03/09/23	3,260,148
	1,725	Diamond Sports Group LLC/Diamond Sports Finance Co. (a)(d)	6.625	08/15/27	1,781,063
	1,050	Intercept Pharmaceuticals, Inc.	3.25	07/01/23	925,079
	925	Jazz Investments I Ltd.	1.875	08/15/21	926,144
	500	Post Holdings, Inc. (a)	5.50	12/15/29	528,350
	575	Tenet Healthcare Corp.	5.125	05/01/25	590,094
					13,293,317
		Energy
	2,350	Concho Resources, Inc.	4.30	08/15/28	2,538,001
	975	Global Partners LP/GLP Finance Corp. (a)	7.00	08/01/27	1,016,603
	1,100	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	6.25	11/01/28	981,750
	3,725	Occidental Petroleum Corp.	2.90	08/15/24	3,763,022
	750	Rockies Express Pipeline LLC (a)	6.875	04/15/40	795,075
	1,000	Sabine Pass Liquefaction LLC	5.625	02/01/21	1,032,329
					10,126,780

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Finance
	$975	Air Lease Corp.	3.375%		06/01/21	$993,348
	2,600	Bank of America Corp., MTN	4.25		10/22/26	2,825,068
	1,450	Brighthouse Financial, Inc.	3.70		06/22/27	1,425,784
	3,050	Citigroup, Inc.	5.50		09/13/25	3,491,586
	1,950	Discover Bank	2.45		09/12/24	1,954,775
EUR	1,800	Goldman Sachs Group, Inc. (The)	2.00		11/01/28	2,221,092
	$500	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.25		05/15/26	531,250
	400	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.375		12/15/25	421,000
	625	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	6.25		06/03/26	643,750
	2,125	JPMorgan Chase & Co.	4.125		12/15/26	2,322,178
	800	JPMorgan Chase Bank NA	0.00	(k)	12/30/20	925,506
	999	Kennedy-Wilson, Inc.	5.875		04/01/24	1,038,960
	1,000	Lions Gate Capital Holdings LLC (a)	5.875		11/01/24	947,500
	575	Post Holdings, Inc. (a)	5.00		08/15/26	600,214
EUR	1,000	Prologis Euro Finance LLC	1.875		01/05/29	1,248,077
	$1,075	Synchrony Bank	3.00		06/15/22	1,090,519
						22,680,607
		Industrials
	1,350	Berry Global, Inc. (a)	4.50		02/15/26	1,361,812
	1,775	Boeing Co. (The)	2.70		02/01/27	1,804,471
	895	Grinding Media, Inc./Moly-Cop AltaSteel Ltd. (a)	7.375		12/15/23	868,150
	1,475	Mauser Packaging Solutions Holding Co. (a)	7.25		04/15/25	1,416,000
						5,450,433
		Technology
	831	Akamai Technologies, Inc.	0.125		05/01/25	934,875
	1,000	Allscripts Healthcare Solutions, Inc.	1.25		07/01/20	992,216
	2,150	Dell International LLC/EMC Corp. (a)	4.00		07/15/24	2,253,307
EUR	1,500	Fidelity National Information Services, Inc.	1.50		05/21/27	1,779,831
	$3,000	International Business Machines Corp.	3.00		05/15/24	3,117,620
EUR	790	IQVIA, Inc.	3.25		03/15/25	903,630
	$1,275	Nuance Communications, Inc.	1.00		12/15/35	1,245,836
	1,275	Splunk, Inc.	0.50		09/15/23	1,390,673
						12,617,988

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Utilities
	$1,190	Florida Power & Light Co., 3 Month USD LIBOR + 0.40%	2.639	(l)%	05/06/22	$1,190,071
		Total United States				94,661,188
		Total Corporate Bonds (Cost $235,112,913)				238,258,925
		Sovereign (22.9%)
		Angola (0.3%)
	2,000	Angolan Government International Bond	8.25		05/09/28	2,094,070
		Australia (2.1%)
AUD	12,000	Australia Government Bond	2.75		11/21/28	9,424,749
	8,200	Australia Government Bond	3.25		04/21/29	6,724,689
		Total Australia				16,149,438
		Austria (0.6%)
EUR	2,200	Republic of Austria Government Bond (a)	2.10		09/20/17	4,302,764
		Bermuda (0.0%)
	$262	Bermuda Government International Bond (a)	4.854		02/06/24	286,238
		Brazil (2.5%)
BRL	34,200	Brazil Notas do Tesouro Nacional, F	10.00		01/01/29	10,550,997
	30,450	Brazil Notas do Tesouro Nacional, F	10.00		01/01/27	9,188,552
		Total Brazil				19,739,549
		Croatia (0.6%)
EUR	3,200	Croatia Government International Bond	2.75		01/27/30	4,323,044
		Ecuador (0.3%)
	$2,120	Ecuador Government International Bond	8.875		10/23/27	1,981,405
		Egypt (0.5%)
EUR	2,400	Egypt Government International Bond (a)	4.75		04/16/26	2,751,239
	1,300	Egypt Government International Bond (a)	6.375		04/11/31	1,510,966
		Total Egypt				4,262,205
		El Salvador (0.1%)
	$1,150	Republic Of El Salvador (a)	7.125		01/20/50	1,170,988
		Ghana (0.1%)
	1,100	Ghana Government International Bond (a)	8.95		03/26/51	1,115,758

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Greece (2.3%)
EUR	400	Hellenic Republic Government Bond (a)	1.875%	07/23/26	$478,562
	8,600	Hellenic Republic Government Bond (a)	3.375	02/15/25	11,010,881
	2,600	Hellenic Republic Government Bond (a)	3.45	04/02/24	3,288,103
	2,300	Hellenic Republic Government Bond (a)	3.875	03/12/29	3,180,856
		Total Greece			17,958,402
		Hungary (0.9%)
HUF	1,145,000	Hungary Government Bond	3.00	08/21/30	4,280,476
EUR	2,100	Hungary Government International Bond	1.75	10/10/27	2,641,875
		Total Hungary			6,922,351
		Indonesia (3.0%)
	2,400	Indonesia Government International Bond	1.45	09/18/26	2,774,888
	1,600	Indonesia Government International Bond	1.75	04/24/25	1,871,737
IDR	53,761,000	Indonesia Treasury Bond	6.125	05/15/28	3,663,888
	41,573,000	Indonesia Treasury Bond	7.00	09/15/30	2,943,014
	138,261,000	Indonesia Treasury Bond	8.25	05/15/29	10,733,868
	$1,200	Perusahaan Listrik Negara PT (a)(d)	6.25	01/25/49	1,538,436
		Total Indonesia			23,525,831
		Jamaica (0.1%)
	870	Jamaica Government International Bond	8.00	03/15/39	1,154,390
		Korea, Republic of (0.2%)
	1,490	Korea Gas Corp. (a)	2.875	07/16/29	1,543,696
		Mexico (2.6%)
MXN	309,000	Mexican Bonos	8.50	05/31/29	18,012,645
	$1,900	Petroleos Mexicanos (a)	6.49	01/23/27	2,030,625
		Total Mexico			20,043,270
		New Zealand (0.6%)
NZD	6,000	New Zealand Government Bond	3.00	04/20/29	4,423,741
		Nigeria (0.7%)
	$1,500	Africa Finance Corp. (a)	4.375	04/17/26	1,575,922
	3,510	Nigeria Government International Bond (a)	9.248	01/21/49	3,896,100
		Total Nigeria			5,472,022

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Paraguay (0.2%)
	$1,660	Paraguay Government International Bond	4.70%	03/27/27	$1,820,829
		Qatar (0.5%)
	2,900	Qatar Government International Bond	5.103	04/23/48	3,704,112
		Russia (0.5%)
RUB	207,000	Russian Federal Bond - OFZ	7.95	10/07/26	3,546,206
		Senegal (0.4%)
	$2,950	Senegal Government International Bond	6.25	05/23/33	3,022,490
		South Africa (0.2%)
	1,500	Eskom Holdings SOC Ltd.	7.125	02/11/25	1,546,459
		Spain (1.5%)
EUR	5,750	Spain Government Bond (a)	2.70	10/31/48	8,920,058
	1,600	Spain Government Bond (a)	3.45	07/30/66	2,982,288
		Total Spain			11,902,346
		Supernational (0.3%)
	$2,390	Banque Ouest Africaine de Developpement (a)	4.70	10/22/31	2,410,996
		Sweden (1.0%)
SEK	71,300	Sweden Government Bond (a)	0.75	11/12/29	8,034,348
		Ukraine (0.8%)
EUR	1,400	Ukraine Government International Bond (a)	6.75	06/20/26	1,729,906
	$3,540	Ukraine Government International Bond (a)	9.75	11/01/28	4,220,190
		Total Ukraine			5,950,096
		Total Sovereign (Cost $169,506,409)			178,407,044
		Agency Fixed Rate Mortgages (0.0%)
	1	Federal Home Loan Mortgage Corporation, Gold Pool:	6.50	10/01/32	813
		Federal National Mortgage Association, Conventional Pools:
	34		6.50	05/01/28 - 09/01/32	38,759
	4		7.00	07/01/31 - 11/01/32	4,081

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association, Various Pools:
$10		7.50%		07/20/25	$10,362
32		8.00		02/15/22 - 05/15/30	37,361
	Total Agency Fixed Rate Mortgages (Cost $85,595)				91,376
	Asset-Backed Securities (15.5%)
673	Aaset Trust (a)	3.844		05/15/39	681,327
1,113	ABFC Trust, 1 Month USD LIBOR + 1.05%	2.873	(l)	08/25/33	1,116,587
1,464	Accredited Mortgage Loan Trust, 1 Month USD LIBOR + 0.60%	2.423	(l)	04/25/34	1,453,457
	American Credit Acceptance Receivables Trust
864	(a)	3.80		09/12/25	866,569
650	(a)	5.02		12/10/24	665,211
1,000	American Homes 4 Rent (a)	5.885		04/17/52	1,094,393
1,500	American Homes 4 Rent Trust (a)	6.231		10/17/36	1,673,480
1,400	Aqua Finance Trust (a)	3.47		07/16/40	1,411,569
166	Asset-Backed Securities Corp. Home Equity Loan Trust, 1 Month USD LIBOR + 0.19%	2.013	(l)	03/25/36	159,575
	Avant Loans Funding Trust
700	(a)	3.15		10/15/26	702,018
1,075	(a)	5.00		11/17/25	1,095,935
	Bear Stearns Asset-Backed Securities Trust
56	1 Month USD LIBOR + 0.32%	2.143	(l)	01/25/47	56,444
326	1 Month USD LIBOR + 0.40%	2.223	(l)	09/25/46	313,747
561		4.322	(l)	07/25/36	564,818
702	Bear Stearns Asset-Backed Securities I Trust, 1 Month USD LIBOR + 0.26%	2.083	(l)	10/25/36	657,171
1,187	Business Loan Express Business Loan Trust, 1 Month USD LIBOR + 0.40% (a)	2.246	(l)	10/20/40	1,114,706
1,000	Carnow Auto Receivables Trust (a)	3.36		06/17/24	1,000,472
1,393	Chase Funding Loan Acquisition Trust	5.50		08/25/34	1,443,551
651	CIM Small Business Loan Trust, 1 Month USD LIBOR + 1.40% (a)	3.246	(l)	03/20/43	649,934
800	Citigroup Mortgage Loan Trust, Inc., 1 Month USD LIBOR + 2.00% (a)	3.823	(l)	07/25/44	862,953
1,200	CLUB Credit Trust (a)	5.02		09/15/23	1,212,241

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,100	Conn's Receivables Funding LLC (a)	5.95%		11/15/22	$1,109,716
	Consumer Loan Underlying Bond Credit Trust
2,500	(a)	4.41		10/15/26	2,484,783
1,031	(a)	5.21		07/15/25	1,055,594
2,864	Diamond Resorts Owner Trust (a)	4.02		02/20/32	2,879,193
	DT Auto Owner Trust
600	(a)	4.94		02/17/26	623,408
1,100	(a)	5.33		11/17/25	1,150,215
1,200	(a)	5.42		03/17/25	1,247,138
548	EMC Mortgage Loan Trust, 1 Month USD LIBOR + 1.00% (a)	2.823	(l)	11/25/30	550,950
	Exeter Automobile Receivables Trust
2,000	(a)	4.00		08/17/26	2,026,945
750		5.20		01/15/26	785,675
600	(a)	5.38		07/15/25	626,803
600	(a)	5.43		08/15/24	630,750
	Finance of America Structured Securities Trust
2,200	(a)	5.682	(l)	04/25/29	2,232,767
1,861	(a)	6.00	(l)	09/25/28	1,848,345
700	First Investors Auto Owner Trust (a)	5.36		01/15/25	736,225
	Flagship Credit Auto Trust
500	(a)	5.10		05/15/25	516,654
805	(a)	5.28		12/15/25	850,431
1,300	FREED ABS Trust (a)	3.19		11/18/26	1,298,574
	GLS Auto Receivables Issuer Trust
700	(a)	3.84		05/15/26	705,688
550	(a)	4.94		12/15/25	573,996
1,250	GLS Auto Receivables Trust (a)	5.02		01/15/25	1,287,349
	GSAA Home Equity Trust
200	1 Month USD LIBOR + 1.88%	3.698	(l)	12/25/34	205,727
483		6.002		11/25/36	288,282
1,400	Home Partners of America Trust, 1 Month USD LIBOR + 2.35% (a)	4.239	(l)	07/17/37	1,399,715
450	InSite Issuer LLC (a)	6.414		11/15/46	470,666
	Invitation Homes Trust
1,500	1 Month USD LIBOR + 2.00% (a)	3.889	(l)	07/17/37	1,503,315
1,900	1 Month USD LIBOR + 2.00% (a)	3.914	(l)	06/17/37	1,903,154
643	1 Month USD LIBOR + 2.25% (a)	4.139	(l)	12/17/36	643,806
800	1 Month USD LIBOR + 2.25% (a)	4.139	(l)	07/17/37	801,699
271	JOL Air Ltd. (Cayman Islands) (a)	4.948		04/15/44	273,955

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$351	MASTR Specialized Loan Trust, 1 Month USD LIBOR + 0.35% (a)	2.173	(l)%	05/25/37	$297,306
	820	METAL LLC (Cayman Islands) (a)	4.581		10/15/42	833,393
	772	MFA LLC (a)	4.164		07/25/48	775,014
		Nationstar HECM Loan Trust
	700		5.603		07/25/28	703,577
	2,500	(a)	5.804	(l)	06/25/29	2,521,349
	3,200	(a)	6.00	(l)	11/25/28	3,194,455
	377	Nationstar Home Equity Loan Trust, 1 Month USD LIBOR + 0.25%	2.073	(l)	04/25/37	377,709
		New Residential Advance Receivables Trust
	1,184	(a)	3.055		10/20/52	1,189,323
	2,341	(a)	4.39		08/15/53	2,340,712
	548	New Residential Mortgage LLC (a)	4.69		05/25/23	555,767
		Newday Funding PLC,
GBP	1,000	1 Month GBP SONIA + 3.00% (United Kingdom) (a)	3.711	(l)	09/15/27	1,298,437
	800	1 Month GBP LIBOR + 2.40% (United Kingdom)	3.114	(l)	12/15/26	1,043,372
	$1,052	Newtek Small Business Loan Trust, 1 Month USD LIBOR + 1.70% (a)	3.523	(l)	02/25/44	1,054,090
	900	NRZ Advance Receivables Trust (a)	3.33		07/15/52	905,667
		NRZ Excess Spread-Collateralized Notes
	626	(a)	4.374		01/25/23	629,693
	1,040	(a)	4.593		02/25/23	1,050,216
	2,830	Oakwood Mortgage Investors, Inc.	7.405	(l)	06/15/31	843,487
	500	OnDeck Asset Securitization Trust LLC (a)	4.52		04/18/22	504,845
	1,243	Ownit Mortgage Loan Trust, 1 Month USD LIBOR + 0.27%	2.093	(l)	03/25/37	1,194,415
		PNMAC GMSR Issuer Trust
	1,100	1 Month USD LIBOR + 2.35% (a)	4.173	(l)	04/25/23	1,088,558
	1,807	1 Month USD LIBOR + 2.65% (a)	4.473	(l)	08/25/25	1,815,212
	800	1 Month USD LIBOR + 2.85% (a)	4.673	(l)	02/25/23	805,722
	578	Pretium Mortgage Credit Partners LLC (a)	4.826		09/25/58	582,650
		Progress Residential Trust
	1,100	(a)	4.38		03/17/35	1,119,188
	1,200	(a)	4.778		03/17/35	1,220,836
	800	(a)	4.836		12/17/34	813,110
	550	(a)	4.953		08/17/35	564,474
	1,000	(a)	5.35		08/17/34	1,034,885
	1,200	(a)	5.368		10/17/35	1,244,689

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$750	Prosper Marketplace Issuance Trust	4.87%		06/17/24	$759,887
		PRPM LLC
	429	(a)	3.75	(l)	04/25/23	431,077
	1,474	(a)	3.967		04/25/24	1,481,951
	1,380	Raptor Aircraft Finance I LLC (a)	4.213		08/23/44	1,380,305
		RCO V Mortgage LLC
	633	(a)	4.00		05/25/23	635,130
	1,001	(a)	4.458		10/25/23	1,011,225
	2,000	RMF Buyout Issuance Trust	6.00		11/25/28	1,956,398
		Skopos Auto Receivables Trust
	900	(a)	3.63		09/16/24	901,111
	1,600	(a)	4.77		04/17/23	1,622,412
EUR	2,600	SLM Student Loan Trust, 3 Month EURIBOR + 0.55% (United States)	0.148	(l)	01/25/40	2,676,591
	$607	Sprite Ltd. (a)	6.90		12/15/37	601,339
	800	Stanwich Mortgage Loan Trust (a)	4.50		10/18/23	807,164
	1,744	START Ireland (Bermuda) (a)	4.089		03/15/44	1,786,784
	1,136	Start Ltd. (Bermuda) (a)	4.089		05/15/43	1,164,941
		Tricon American Homes Trust
	1,000	(a)	4.216		01/17/36	1,027,042
	1,142	(a)	5.104		01/17/36	1,190,279
	700	(a)	5.151		09/17/34	725,217
	1,114	(a)	5.769		11/17/33	1,144,743
	1,083	Truman Capital Mortgage Loan Trust, 1 Month USD LIBOR + 0.26% (a)	2.083	(l)	03/25/36	1,073,299
	800	United Auto Credit Securitization Trust (a)	4.29		08/12/24	811,109
	1,500	Upgrade Receivables Trust (a)	5.17		11/15/24	1,525,481
		Upstart Securitization Trust
	2,200	(a)	3.734		09/20/29	2,215,815
	1,100	(a)	5.59		03/20/25	1,121,091
	797	(a)	6.35		06/20/24	805,596
		Vericrest Opportunity Loan Trust
	2,247	(a)	3.179		10/25/49	2,247,261
	1,948	(a)	3.352		09/25/49	1,954,933
		Veros Automobile Receivables Trust
	1,300	(a)	3.98		04/17/23	1,299,482
	1,000	(a)	5.74		08/15/25	1,020,860
	691	VOLT LXXII LLC (a)	4.213		10/26/48	693,430
	2,000	VOLT LXXX LLC (a)	3.228		10/25/49	2,006,149
		Total Asset-Backed Securities (Cost $119,516,896)				121,187,929

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations - Agency Collateral Series (0.2%)
	Federal Home Loan Mortgage Corporation
$219	1 Month USD LIBOR + 5.05%	7.066	(l)%	07/25/23	$226,590
197	1 Month USD LIBOR + 5.25% (a)	7.266	(l)	07/25/26	208,516
	IO
12,000		1.705	(l)	01/25/41	611,864
	Federal National Mortgage Association,
	IO REMIC
1,415		2.055	(l)	10/25/39	71,481
1,048		2.193	(l)	03/25/44	55,890
538	6.55% - 1 Month USD LIBOR	4.727	(o)	08/25/41	52,840
1,583	Government National Mortgage Association, IO	4.404		12/20/42	310,112
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $1,151,682)				1,537,293
	Commercial Mortgage-Backed Securities (2.7%)
681	BX Trust, 1 Month USD LIBOR + 1.98% (a)	3.889	(l)	09/15/37	682,624
761	CG-CCRE Commercial Mortgage Trust, 1 Month USD LIBOR + 1.85% (a)	3.768	(l)	11/15/31	759,250
1,200	CLNS Trust, 1 Month USD LIBOR + 3.50% (a)	5.427	(l)	06/11/32	1,207,578
	COMM Mortgage Trust
1,000	(a)	3.461	(l)	08/10/29	991,020
225	(a)	4.082	(l)	03/10/46	226,625
300		4.639		02/10/47	300,451
139	(a)	4.73	(l)	07/15/47	140,619
473	(a)	4.89	(l)	11/10/46	493,145
	Commercial Mortgage Pass-Through Certificates
335	(a)	4.639	(l)	02/10/47	335,503
	IO
3,518		0.617	(l)	02/10/47	79,900
850	Commercial Mortgage Trust (a)	6.394	(l)	06/10/36	728,633
1,468	COOF Securitization Trust, IO (a)	2.548	(l)	10/25/40	111,922
9,936	COOF Securitization Trust II, IO (a)	2.347	(l)	08/25/41	659,047
31,675	GS Mortgage Securities Corp. II, IO (a)	0.457	(l)	10/10/32	415,943
1,500	GS Mortgage Securities Trust (a)	4.517	(l)	11/10/47	1,342,011
443	InTown Hotel Portfolio Trust, 1 Month USD LIBOR + 2.05% (a)	3.964	(l)	01/15/33	443,505
4,788	JP Morgan Chase Commercial Mortgage Securities Trust, IO	0.959	(l)	07/15/47	128,843

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		JPMBB Commercial Mortgage Securities Trust
	$600	(a)	3.842	(l)%	02/15/48	$595,119
	136	(a)	3.963	(l)	09/15/47	135,707
	405	(a)	4.68	(l)	04/15/47	417,271
	472	(a)	10.978		08/15/48	483,211
		IO
	3,379		1.006	(l)	08/15/47	126,965
		KGS-Alpha SBA COOF Trust,
		IO
	1,157	(a)	2.693	(l)	07/25/41	144,375
	1,298	(a)	3.135	(l)	04/25/40	83,336
	500	Multifamily Connecticut Avenue Securities Trust, 1 Month USD LIBOR + 1.70% (a)	3.50	(l)	10/15/49	503,612
		Natixis Commercial Mortgage Securities Trust
	2,500	(a)	4.299		10/15/36	2,520,694
	2,000	(a)	4.409	(l)	02/15/39	2,184,945
	1,000	SG Commercial Mortgage Securities Trust (a)	4.509	(l)	02/15/41	1,019,017
	1,645	VMC Finance LLC, 1 Month USD LIBOR + 2.05% (a)	4.25	(l)	09/15/36	1,650,012
	900	Wells Fargo Commercial Mortgage Trust (a)	4.368	(l)	04/15/50	901,072
		WFRBS Commercial Mortgage Trust
	419	(a)	3.994	(l)	10/15/57	402,906
	541	(a)	5.023	(l)	09/15/46	537,836
		Total Commercial Mortgage-Backed Securities (Cost $19,938,716)				20,752,697
		Mortgages - Other (10.3%)
		Aggregator of Loans-Backed by Assets PLC
GBP	400	1 Month GBP LIBOR + 2.10% (United Kingdom)	2.814		04/24/49	518,847
	1,000	1 Month GBP LIBOR + 2.70% (United Kingdom)	3.424		04/24/49	1,296,740
		Alternative Loan Trust
	$158	1 Month USD LIBOR + 0.18%	2.003	(l)	05/25/47	152,045
	373	1 Month USD LIBOR + 0.50%	2.323	(l)	10/25/35	298,075
	120		3.204	(l)	10/25/35	104,641
	231		3.591	(l)	05/25/36	189,092
	104		4.139	(l)	08/25/35	100,114
	29		5.50		02/25/36	25,257
	418		6.00		04/25/36	286,083
	224		6.00		07/25/37	204,886
		PAC
	22		5.50		02/25/36	19,412
	64		6.00		04/25/36	51,971

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$2,593	American Home Mortgage Investment Trust, IO	2.078%		05/25/47	$304,586
	157	Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%	2.473	(l)	07/25/46	126,733
		Banc of America Funding Trust
	100		5.25		07/25/37	99,160
	1,000		5.50		09/25/35	1,105,919
	83		6.00		07/25/37	76,955
		BCAP LLC Trust
	110	1 Month USD LIBOR + 0.18% (a)	2.198	(l)	07/26/35	131,006
	151	(a)	4.091	(l)	03/26/37	135,578
	476	Bear Stearns Structured Products, Inc. Trust	4.086	(l)	01/26/36	446,785
		Bear Stearns Trust
	335		3.796	(l)	05/25/36	318,329
	77		3.997	(l)	05/25/47	74,451
		Cascade Funding Mortgage Trust
	1,000		2.80		06/25/69	1,008,889
	1,663		4.00		10/25/68	1,694,747
	131	Chase Mortgage Finance Trust, 1 Month USD LIBOR + 0.60%	2.423	(l)	02/25/37	65,140
	88	ChaseFlex Trust	6.50		02/25/35	88,145
		CHL Mortgage Pass-Through Trust
	336		4.162	(l)	09/25/34	323,282
	531		4.367	(l)	02/19/34	546,486
	281		5.50		05/25/34	291,924
	1,143		6.00		12/25/36	1,041,944
	142	Citigroup Mortgage Loan Trust	4.186	(l)	11/25/36	135,045
		CSFB Mortgage-Backed Pass-Through Certificates
	619		6.50		12/25/33	643,437
	457		7.50		10/25/32	480,634
		CSMC Mortgage-Backed Trust
	929		5.587	(l)	04/25/37	408,494
	1,834		6.50		05/25/36	843,865
EUR	1,900	Dssv Sarl (Spain)	3.00		10/15/24	2,119,069
	800	E-Mac de, 3 Month EURIBOR + 0.21% (Germany)	3.338	(l)	05/25/57	845,822
	1,425	E-MAC Program BV, 3 Month EURIBOR + 0.13% (Netherlands)	0.958	(l)	04/25/39	1,484,618
	536	EMF-NL Prime, 3 Month EURIBOR + 0.80% (Netherlands)	0.382	(l)	04/17/41	564,410
	1,144	Eurohome Mortgages PLC, 3 Month EURIBOR + 0.21% (Germany)	0.00	(l)	08/02/50	1,131,208

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
GBP	820	Eurosail PLC, 3 Month GBP LIBOR + 0.95% (United Kingdom)	1.735	(l)%	06/13/45	$992,463
		Federal Home Loan Mortgage Corporation
	$1,341		3.00		12/25/46	1,354,480
	1,343		3.00		05/25/47	1,358,600
		FMC GMSR Issuer Trust
	2,200	(a)	4.23	(l)	09/25/24	2,205,907
	1,800	(a)	5.07	(l)	05/25/24	1,862,544
	1,576	GCAT Trust (a)	2.65	(l)	10/25/68	1,580,645
	218	GreenPoint Mortgage Funding Trust, 1 Month USD LIBOR + 0.16%	1.983	(l)	02/25/37	221,008
EUR	1,165	Grifonas Finance PLC, 6 Month EURIBOR + 0.28% (Greece)	0.00	(l)	08/28/39	1,219,544
		GSR Mortgage Loan Trust
	$160		4.216	(l)	03/25/37	142,919
	24		4.383	(l)	05/25/35	23,211
	968		4.764	(l)	12/25/34	979,256
	1,886		5.50		03/25/35	1,976,710
	559	HarborView Mortgage Loan Trust	4.56	(l)	05/19/33	583,332
EUR	781	Hipocat 11 FTA, 3 Month EURIBOR + 0.13% (Spain)	0.00	(l)	01/15/50	826,100
	1,047	IM Pastor 4 FTA, 3 Month EURIBOR + 0.14% (Spain)	0.00	(l)	03/22/44	1,082,608
		Impac CMB Trust
	$101	1 Month USD LIBOR + 0.75%	2.573	(l)	04/25/35	94,400
	430	1 Month USD LIBOR + 0.78%	2.603	(l)	10/25/35	421,329
	232	JP Morgan Alternative Loan Trust	6.00		12/25/35	219,644
EUR	1,377	Lansdowne Mortgage Securities No. 2 PLC, 3 Month EURIBOR + 0.34% (Ireland)	0.00	(l)	09/16/48	1,398,844
		Lehman Mortgage Trust
	$122		5.50		02/25/36	101,723
	400		6.50		09/25/37	230,772
	1,200	LHOME Mortgage Trust (a)	4.58		10/25/23	1,217,558
		Ludgate Funding PLC
EUR	1,246	3 Month EURIBOR + 0.42% (United Kingdom)	0.00	(l)	12/01/60	1,220,739
	1,156	3 Month EURIBOR + 0.85% (United Kingdom)	0.438	(l)	01/01/61	1,172,804
	661	3 Month EURIBOR + 1.10% (United Kingdom)	0.688	(l)	01/01/61	665,681
		Magnolia Finance XI DAC
	1,931	3 Month EURIBOR + 2.75% (a) (Spain)	2.75	(l)	04/20/20	2,153,238

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		IO
	$1,416	(a)	0.25%		04/20/20	$316
		Mansard Mortgages PLC,
GBP	1,000	3 Month GBP LIBOR + 0.80% (United Kingdom)	1.581	(l)	12/15/49	1,173,804
	590	3 Month GBP LIBOR + 1.10% (United Kingdom)	1.885	(l)	10/15/48	716,719
	615	3 Month GBP LIBOR + 2.00% (United Kingdom)	2.781	(l)	12/15/49	788,379
		MASTR Adjustable Rate Mortgages Trust
	$426	(a)	4.087	(l)	11/25/35	336,521
	168		4.584	(l)	02/25/36	166,159
		MASTR Alternative Loan Trust
	1,154		5.50		02/25/35	1,255,664
	1,191		6.00		05/25/33	1,287,721
	62	MASTR Asset Securitization Trust	6.00		06/25/36	58,632
	1,730	Merrill Lynch Mortgage Investors Trust, IO (a)	1.802	(l)	02/25/36	93,175
GBP	1,200	Mortgage Funding PLC, 3 Month GBP LIBOR + 3.20% (United Kingdom)	3.985	(l)	03/13/46	1,566,821
	$350	MortgageIT Trust, 1 Month USD LIBOR + 0.45%	2.273	(l)	10/25/35	353,852
	1,500	Natixis Commercial Mortgage Securities Trust (a)	4.135	(l)	05/15/39	1,535,292
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	210	1 Month USD LIBOR + 0.06%	1.883	(l)	10/25/36	186,688
	632		4.622	(l)	06/25/36	572,457
	2,101		5.755	(l)	06/25/36	995,481
GBP	1,000	Oncilla Mortgage Funding PLC, 3 Month GBP LIBOR + 1.90% (United Kingdom)	2.68	(l)	12/12/43	1,297,896
	932	Paragon Mortgages No. 13 PLC, 3 Month GBP LIBOR + 0.80% (United Kingdom)	1.585	(l)	01/15/39	1,115,302
		RALI Trust
	$108		6.00		04/25/36	105,208
	147		6.00		08/25/36	140,759
	228		6.00		11/25/36	212,732
	425		6.00		11/25/36	395,731
	47		6.00		01/25/37	43,060
		PAC
	59		6.00		04/25/36	57,751
AUD	1,442	RedZed Trust, 1 Month BBSW + 1.95% (Australia)	2.853	(l)	03/09/56	997,267

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Reperforming Loan REMIC Trust
	$299	(a)	6.50%		03/25/35	$308,733
	361	(a)	7.50		11/25/34	373,864
	701	Residential Asset Securitization Trust	6.00		05/25/36	687,947
		ResLoC UK PLC
EUR	872	3 Month EURIBOR + 0.45% (United Kingdom)	0.017	(l)	12/15/43	869,668
GBP	620	3 Month GBP LIBOR + 0.22% (United Kingdom)	1.001	(l)	12/15/43	735,600
	$662	RFMSI Series Trust	6.00		07/25/36	672,463
GBP	757	RMAC Securities No. 1 PLC, 3 Month GBP LIBOR + 0.47% (United Kingdom)	1.253	(l)	06/12/44	904,492
	$1,100	RMF Buyout Issuance Trust	4.23		07/25/29	1,106,011
GBP	1,200	Rochester Financing No. 2 PLC, 3 Month GBP LIBOR + 3.25% (United Kingdom)	4.026	(l)	06/18/45	1,562,080
	$333	Seasoned Credit Risk Transfer Trust	4.75	(l)	10/25/58	338,204
	384	Sequoia Mortgage Trust, 1 Month USD LIBOR + 0.62%	2.466	(l)	07/20/33	376,887
	1,000	SG Commercial Mortgage Securities Trust (a)	3.593	(l)	09/15/39	967,768
	157	STARM Mortgage Loan Trust	4.209	(l)	10/25/37	153,350
		Structured Adjustable Rate Mortgage Loan Trust
	494		2.719	(l)	11/25/34	473,963
	795		4.294	(l)	02/25/35	803,698
	906	Structured Asset Mortgage Investments II Trust	2.356	(l)	04/19/35	877,622
	1,780	Structured Asset Securities Corp., IO (a)	2.654	(l)	07/25/35	242,736
	1,835	Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85% (a)	3.673	(l)	05/25/47	1,638,110
EUR	2,000	TDA 27 FTA, 3 Month EURIBOR + 0.19% (Spain)	0.00	(l)	12/28/50	1,980,453
GBP	800	Trinity Square PLC, 3 Month GBP LIBOR + 3.40% (United Kingdom)	4.185	(l)	07/15/51	1,054,386
	$1,159	Verus Securitization Trust (a)	3.504	(l)	12/25/59	1,175,943
GBP	1,500	Warwick Finance Residential Mortgages No. 1 PLC, 3 Month GBP LIBOR + 2.20% (United Kingdom)	2.965	(l)	09/21/49	1,950,885
	$401	Wells Fargo Alternative Loan Trust	5.305	(l)	07/25/37	419,311
		Total Mortgages - Other (Cost $78,315,541)				80,217,444

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		U.S. Treasury Securities (3.0%)
		U.S. Treasury Bonds
	$4,900		3.125%		05/15/48	$5,889,762
	6,450		4.25		11/15/40	8,855,397
	7,925	U.S. Treasury Note	0.875		01/15/29	8,433,314
		Total U.S. Treasury Securities (Cost $21,851,054)				23,178,473
		Senior Loan Interests (2.8%)
	697	Albertsons, LLC, Term Loan B7, 1 Month USD LIBOR + 2.75%	4.54	(l)	11/17/25	701,461
	1,485	American Airlines, Inc., Term B, 1 Month USD LIBOR + 2.00%	3.80	(l)	04/28/23	1,485,273
	1,225	Associated Asphalt Partners LLC, Term B, 1 Month USD LIBOR + 5.23%	7.04	(l)	04/05/24	1,145,316
	1,329	BJ's Wholesale Club, Inc., Term B, 1 Month USD LIBOR + 2.75%	4.67	(l)	02/03/24	1,331,448
	1,229	Commercial Vehicle Group, Inc., Term B, 1 Month USD LIBOR + 6.00%	7.79	(l)	04/12/23	1,240,800
	949	Dell International LLC, Term Loan A6, 1 Month USD LIBOR + 1.75%	3.60	(l)	03/13/24	951,715
	1,500	Garda World Security Corp., Term Loan B, (Canada)	0.00		10/30/26(c)	1,494,060
	1,210	Hearthside Food Solutions, LLC, Term B, 1 Month USD LIBOR + 3.69%	5.47	(l)	05/23/25	1,124,755
EUR	987	Ineos Finance PLC, Term B, 1 Month EURIBOR + 2.00% (Luxembourg)	2.50	(l)	03/31/24	1,086,834
	$1,228	Navistar International Corp., Term B, 1 Month USD LIBOR + 3.50%	5.42	(l)	11/06/24	1,218,153
	889	NCI Building Systems, Inc., Term Loan, 1 Month USD LIBOR + 3.75%	5.66	(l)	04/12/25	861,345
	414	Office Depot, Inc., Term B, 1 Month USD LIBOR + 5.25%	7.10	(l)	11/08/22	417,057
	750	Party City Holdings, Inc., Term Loan, 1 Month USD LIBOR + 2.50%	4.29	(l)	08/19/22	744,852
	1,481	Playa Resorts Holding B.V., Term B, 1 Month USD LIBOR + 2.75%	4.54	(l)	04/29/24	1,447,302
	1,485	Reynolds Group Holdings, Inc., Term Loan, 1 Month USD LIBOR + 2.75%	4.54	(l)	02/05/23	1,486,344
	333	SAExploration Holdings, Inc., Term Loan, (h)	12.50		01/02/20	313,500

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$763	Scientific Games International, Inc., Term B5, 1 Month USD LIBOR + 2.75%	4.54	(l)%	08/14/24	$755,799
	864	Shape Technologies Group, Inc., Term Loan, 3 Month USD LIBOR + 3.00%	4.93	(l)	04/21/25	792,777
	1,228	Surgery Center Holdings, Inc., Term Loan, 1 Month USD LIBOR + 3.25%	5.04	(l)	09/02/24	1,189,183
	788	Titan Acquisition Ltd., Term Loan B, 1 Month USD LIBOR + 3.00% (Canada)	4.79	(l)	03/28/25	747,123
	1,183	WEI Sales, LLC, Term B, 1 Month USD LIBOR + 3.00%	4.79	(l)	03/29/25	1,183,098
		Total Senior Loan Interests (Cost $22,021,136)				21,718,195
		Short-Term Investments (13.1%)
		Sovereign (1.2%)
		Egypt Treasury Bills (n)
EGP	24,000		15.60		04/07/20	1,398,386
	5,000		15.60		04/07/20	291,330
	5,000		15.70		04/07/20	291,330
	7,000		15.751		04/07/20	407,862
	8,000		15.80		04/07/20	466,129
	7,000		15.849		04/07/20	407,863
	5,000		15.90		04/07/20	291,330
	35,000		16.234		03/10/20	2,061,471
	68,000		18.02		12/17/19	4,124,781
		Total Sovereign (Cost $9,514,844)				9,740,482
		Commercial Paper (2.3%)
	$3,870	Dupont de Nemours, Inc.	2.25	(m)	11/18/19	3,865,961
	3,750	General Electric Co.	2.34	(m)	11/12/19	3,747,365
	3,000	Glencore Funding LLC, GLEN	2.29	(m)	01/17/20	2,986,331
	3,860	Marriott International, Inc., Class A	2.29	(m)	11/25/19	3,854,210
	3,800	Vodafone Group PLC	2.26	(m)	12/03/19	3,792,501
		Total Commercial Paper (Cost $18,245,600)				18,246,368
		U.S. Treasury Securities (3.5%)
		U.S. Treasury Bills
	12,250	(n)	1.752		01/02/20	12,217,458
	4,050	(d)(n)(p)	2.353		11/21/19	4,044,836
	11,000	U.S. Treasury Note	1.50		11/30/19	10,994,957
		Total U.S. Treasury Securities (Cost $27,253,506)				27,257,251

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

NUMBER OF SHARES (000)			VALUE
	Securities held as Collateral on Loaned Securities (0.8%)
	Investment Company (0.8%)
$6,451	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 7) (Cost $6,451,475)		$6,451,475
	Investment Company (5.3%)
41,095	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 7) (Cost $41,094,719)		41,094,719
	Total Short-Term Investments (Cost $102,560,144)		102,790,295
	Total Investments (Cost $770,060,086) (q)(r)	101.0%	788,139,671
	Liabilities in Excess of Other Assets	(1.0)	(7,926,975)
	Net Assets	100.0%	$780,212,696

  Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

  BBSW  Australia's Bank Bill Swap.

  EURIBOR  Euro Interbank Offered Rate.

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  MTN  Medium Term Note.

  OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  SONIA  Sterling Overnight Interbank Average Rate.

  USD  United States Dollar.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2019.

  (c)  When-issued security.

  (d)  All or a portion of this security was on loan at October 31, 2019.

  (e)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

  (f)  Issuer in bankruptcy.

  (g)  Non-income producing security; bond in default.

  (h)  Illiquid security.

  (i)  Acquired through exchange offer.

  (j)  At October 31, 2019, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (k)  Capital appreciation bond.

  (l)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (m)  The rates shown are the effective yields at the date of purchase.

  (n)  Rate shown is the yield to maturity at October 31, 2019.

  (o)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at October 31, 2019.

  (p)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

  (q)  Securities are available for collateral in connection with purchase of when issued security, open foreign currency forward exchange contracts, futures contracts and swap agreement.

  (r)  At October 31, 2019, the aggregate cost for federal income tax purposes is $531,273,618. The aggregate gross unrealized appreciation is $24,749,148 and the aggregate gross unrealized depreciation is $8,090,513, resulting in net unrealized appreciation of $16,658,635.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2019:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Chase Bank NA		$2,111,574	BRL	8,477,971	11/01/19	$2,369
Barclays Bank PLC	PEN	5,028,000		$1,498,077	11/12/19	(4,860)
JPMorgan Chase Bank NA		$1,512,635	PEN	5,028,000	11/12/19	(9,699)
Bank of America NA	HUF	586,559,617		$1,961,853	12/18/19	(33,786)
Bank of America NA	MXN	94,960,334		$4,753,167	12/18/19	(150,262)
Bank of America NA	NZD	6,721,635		$4,313,945	12/18/19	893
Bank of America NA	SEK	12,943,351		$1,337,113	12/18/19	(6,821)
Bank of America NA	ZAR	1,243,001		$84,155	12/18/19	2,378
Barclays Bank PLC	AUD	24,100,563		$16,592,563	12/18/19	(40,722)
Barclays Bank PLC	EUR	269,561		$299,692	12/18/19	(1,867)
Barclays Bank PLC	EUR	611,321		$681,231	12/18/19	(2,657)
Barclays Bank PLC	EUR	154,673		$172,293	12/18/19	(741)
Barclays Bank PLC	EUR	1,136		$1,264	12/18/19	(6)
Barclays Bank PLC	EUR	333,019		$366,033	12/18/19	(6,517)
Barclays Bank PLC	EUR	189,699		$210,538	12/18/19	(1,679)
Barclays Bank PLC	EUR	130,898		$144,564	12/18/19	(1,872)
Barclays Bank PLC	GBP	891,984		$1,114,188	12/18/19	(42,962)
Barclays Bank PLC	MXN	114,079,023		$5,784,795	12/18/19	(105,858)
Barclays Bank PLC	MXN	3,416,697		$172,428	12/18/19	(3,999)
Barclays Bank PLC	MXN	14,651,039		$735,056	12/18/19	(21,474)
Barclays Bank PLC	MXN	3,449,263		$174,332	12/18/19	(3,777)
Barclays Bank PLC	MXN	5,756,225		$295,814	12/18/19	(1,418)
Barclays Bank PLC		$3,110,308	COP	10,715,009,741	12/18/19	54,876
Barclays Bank PLC		$3,825,776	GBP	3,056,000	12/18/19	138,702
Barclays Bank PLC		$3,852,107	IDR	54,700,000,000	12/18/19	27,869
Barclays Bank PLC		$1,928,530	IDR	27,255,909,000	12/18/19	4,785
Barclays Bank PLC		$57,870	NZD	90,000	12/18/19	(120)
Barclays Bank PLC		$838,812	PEN	2,845,000	12/18/19	10,662
Barclays Bank PLC		$4,796,925	PEN	16,122,000	12/18/19	16,861
BNP Paribas SA	AUD	1,227,460		$829,374	12/18/19	(17,772)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas SA	BRL	58,703,958		$14,400,932	12/18/19	$(198,978)
BNP Paribas SA	EUR	188,849		$211,047	12/18/19	(219)
BNP Paribas SA	EUR	175,000		$195,006	12/18/19	(768)
BNP Paribas SA	EUR	1,654,858		$1,829,907	12/18/19	(21,392)
BNP Paribas SA	EUR	84,538		$93,446	12/18/19	(1,127)
BNP Paribas SA	EUR	527,938		$581,715	12/18/19	(8,892)
BNP Paribas SA	IDR	41,630,595,234		$2,950,223	12/18/19	(2,716)
BNP Paribas SA	IDR	48,215,548,643		$3,380,937	12/18/19	(39,085)
BNP Paribas SA	IDR	26,396,804,844		$1,848,645	12/18/19	(23,731)
BNP Paribas SA	IDR	4,956,642,000		$346,861	12/18/19	(4,723)
BNP Paribas SA	IDR	34,015,176,168		$2,402,711	12/18/19	(10,051)
BNP Paribas SA	PEN	24,167,000		$7,232,597	12/18/19	16,696
BNP Paribas SA		$1,343,132	AUD	1,979,918	12/18/19	23,332
BNP Paribas SA		$47,499	AUD	69,723	12/18/19	621
BNP Paribas SA		$43,130	GBP	35,039	12/18/19	2,325
Citibank NA	AUD	108,400		$74,580	12/18/19	(234)
Citibank NA	AUD	243,746		$165,034	12/18/19	(3,191)
Citibank NA	CHF	1,357,595		$1,380,947	12/18/19	(28)
Citibank NA	COP	15,039,287,000		$4,480,441	12/18/19	37,878
Citibank NA	EUR	344,324		$381,712	12/18/19	(3,486)
Citibank NA	EUR	1,362,233		$1,515,134	12/18/19	(8,803)
Citibank NA	HUF	200,266,680		$668,836	12/18/19	(12,527)
Citibank NA	HUF	295,479,486		$986,752	12/18/19	(18,551)
Citibank NA	HUF	195,387,734		$651,541	12/18/19	(13,222)
Citibank NA	MXN	38,717,000		$1,964,333	12/18/19	(34,882)
Citibank NA	RUB	224,294,000		$3,422,768	12/18/19	(54,826)
Citibank NA		$1,554,079	AUD	2,267,000	12/18/19	10,518
Citibank NA		$1,610,969	SEK	15,533,661	12/18/19	1,923
Goldman Sachs International	EUR	1,000,000		$1,114,450	12/18/19	(4,255)
Goldman Sachs International	GBP	20,469,738		$25,349,007	12/18/19	(1,205,906)
Goldman Sachs International	SEK	35,328,688		$3,691,569	12/18/19	23,319
Goldman Sachs International		$3,483,097	RUB	224,294,000	12/18/19	(5,503)
JPMorgan Chase Bank NA	BRL	8,477,971		$2,105,230	12/18/19	(3,276)
JPMorgan Chase Bank NA	BRL	838,735		$205,608	12/18/19	(2,989)
JPMorgan Chase Bank NA	BRL	819,355		$196,436	12/18/19	(7,341)
JPMorgan Chase Bank NA	BRL	1,200,793		$292,969	12/18/19	(5,673)
JPMorgan Chase Bank NA	BRL	10,536,236		$2,540,076	12/18/19	(80,328)
JPMorgan Chase Bank NA	EUR	107,515,194		$119,769,238	12/18/19	(508,554)
JPMorgan Chase Bank NA	EUR	637,942		$705,302	12/18/19	(8,367)
JPMorgan Chase Bank NA	IDR	88,588,285,232		$6,282,857	12/18/19	(881)
JPMorgan Chase Bank NA	SEK	38,532,378		$4,024,870	12/18/19	23,974
JPMorgan Chase Bank NA		$440,722	BRL	1,760,904	12/18/19	(2,778)
JPMorgan Chase Bank NA		$114,938	GBP	88,833	12/18/19	303
JPMorgan Chase Bank NA		$17,453	JPY	1,876,512	12/18/19	(27)
JPMorgan Chase Bank NA		$1,533,019	PEN	5,200,000	12/18/19	19,623

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Royal Bank of Canada	AUD	2,250,000		$1,526,852	12/18/19	$(26,012)
Royal Bank of Canada	EUR	2,100,000		$2,319,429	12/18/19	(29,852)
Royal Bank of Canada	MXN	43,700,000		$2,179,573	12/18/19	(76,947)
State Street Bank and Trust Co.	EUR	4,043,513		$4,507,662	12/18/19	(15,836)
State Street Bank and Trust Co.	EUR	400,000		$443,548	12/18/19	(3,934)
State Street Bank and Trust Co.		$1,757,706	MXN	34,000,000	12/18/19	(2,062)
UBS AG	BRL	2,200,000		$539,297	12/18/19	(7,852)
UBS AG	SEK	7,729,738		$789,118	12/18/19	(13,476)
						$(2,512,243)

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2019:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)		VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 30 yr. Bond	32	Dec-19		$3,200	$5,164,000	$(86,189)
U.S. Treasury Ultra Bond	18	Dec-19		1,800	3,415,500	33,833
Australian 10 yr. Bond	32	Dec-19	AUD	3,200	3,216,429	(18,243)
Short:
U.S. Treasury 10 yr. Note	4	Dec-19		$(400)	(521,187)	(2,625)
UK Long Gilt Bond	21	Dec-19	GBP	(2,100)	(3,613,561)	(42,116)
Canadian 10 yr. Bond	42	Dec-19	CAD	(4,200)	(4,529,405)	(39,275)
U.S. Treasury 5 yr. Note	91	Dec-19		$(9,100)	(10,847,484)	(40,842)
German Euro Bund	71	Dec-19	EUR	(7,100)	(13,601,035)	185,804
German Euro 30 yr. Bond	64	Dec-19		(6,400)	(14,986,773)	162,521
U.S. Treasury 10 yr. Ultra Long Bond	154	Dec-19		$(15,400)	(21,884,844)	(5,782)
U.S. Treasury 2 yr. Note	194	Dec-19		(38,800)	(41,826,703)	50,361
						$197,447

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2019 continued

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at October 31, 2019:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION† (UNAUDITED)	BUY/SELL PROTECTION	PAY/ RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED DEPRECIATION
Morgan Stanley & Co. LLC* CDX.NA.HY.32	NR	Buy	5.00%	Quarterly	6/20/24	$4,950	$(403,788)	$(366,537)	$(37,251)

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

  NR  Not rated.

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

CAD  Canadian Dollar.

CHF  Swiss Franc.

COP  Colombian Peso.

EGP  Egyptian Pound.

EUR  Euro.

GBP  British Pound.

HUF  Hungarian Forint.

IDR  Indonesian Rupiah.

JPY  Japanese Yen.

MXN  Mexican Peso.

NZD  New Zealand Dollar.

PEN  Peruvian Nuevo Sol.

RUB  Russian Ruble.

SEK  Swedish Krona.

USD  United States Dollar.

ZAR  South African Rand.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities October 31, 2019

Assets:
Investments in securities, at value (cost $722,513,892) (Including $9,720,887 for securities loaned)	$740,593,477
Investment in affiliate, at value (cost $47,546,194)	47,546,194
Total investments in securities, at value (cost $770,060,086)	788,139,671
Unrealized appreciation on open foreign currency forward exchange contracts	419,907
Cash (including foreign currency valued at $3,810,623 with a cost of $3,782,424)	4,083,374
Receivable for:
Interest	6,224,178
Shares of beneficial interest sold	3,264,699
Investments sold	2,243,533
Variation margin on open futures contracts	769,743
Dividends from affiliate	45,887
Foreign withholding taxes reclaimed	34,771
Variation margin on open swap agreements	10,100
Securities lending income	1,869
Prepaid expenses and other assets	95,487
Total Assets	805,333,219
Liabilities:
Collateral on securities loaned, at value	6,451,475
Unrealized depreciation on open foreign currency forward exchange contracts	2,932,150
Payable for:
Investments purchased	13,413,928
Shares of beneficial interest redeemed	1,420,140
Advisory fee	205,657
Dividends to shareholders	155,382
Transfer and sub transfer agent fees	93,955
Administration fee	52,396
Distribution fee	51,075
Trustees' fees	43,257
Deferred capital gain country tax	92,059
Accrued expenses and other payables	209,049
Total Liabilities	25,120,523
Net Assets	$780,212,696
Composition of Net Assets:
Paid-in-Capital	$762,861,902
Total Distributable Earnings	17,350,974
Net Assets	$780,212,696

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Assets and Liabilities October 31, 2019

Class A Shares:
Net Assets	$110,977,770
Shares Outstanding (unlimited shares authorized, $0.01 par value)	19,362,520
Net Asset Value Per Share	$5.73
Maximum Offering Price Per Share, (net asset value plus 3.36% of net asset value)	$5.92
Class L Shares:
Net Assets	$5,556,604
Shares Outstanding (unlimited shares authorized, $0.01 par value)	969,852
Net Asset Value Per Share	$5.73
Class I Shares:
Net Assets	$425,720,257
Shares Outstanding (unlimited shares authorized, $0.01 par value)	73,378,241
Net Asset Value Per Share	$5.80
Class C Shares:
Net Assets	$29,889,627
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,222,783
Net Asset Value Per Share	$5.72
Class IS Shares:
Net Assets	$208,057,971
Shares Outstanding (unlimited shares authorized, $0.01 par value)	35,853,359
Net Asset Value Per Share	$5.80
Class IR Shares:
Net Assets	$10,467
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,802
Net Asset Value Per Share	$5.81

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2019

Net Investment Income: Income
Interest (net of $349,785 foreign withholding tax)	$27,749,878
Dividends from affiliate (Note 7)	781,237
Income from securities loaned - net	60,260
Total Income	28,591,375
Expenses
Advisory fee (Note 4)	2,045,039
Distribution fee (Class A shares) (Note 5)	234,114
Distribution fee (Class B shares) (Note 5)*	779
Distribution fee (Class L shares) (Note 5)	29,034
Distribution fee (Class C shares) (Note 5)	282,862
Administration fee (Note 4)	511,260
Sub transfer agent fees and expenses (Class A shares)	78,984
Sub transfer agent fees and expenses (Class B shares)*	76
Sub transfer agent fees and expenses (Class L shares)	3,502
Sub transfer agent fees and expenses (Class I shares)	256,808
Sub transfer agent fees and expenses (Class C shares)	19,563
Professional fees	218,965
Registration fees	146,829
Custodian fees (Note 9)	142,317
Shareholder reports and notices	79,910
Transfer agent fees and expenses (Class A shares) (Note 6)	20,538
Transfer agent fees and expenses (Class B shares) (Note 6)*	856
Transfer agent fees and expenses (Class L shares) (Note 6)	4,067
Transfer agent fees and expenses (Class I shares) (Note 6)	15,377
Transfer agent fees and expenses (Class C shares) (Note 6)	5,402
Transfer agent fees and expenses (Class IS shares) (Note 6)	2,696
Transfer agent fees and expenses (Class IR shares) (Note 6)	2,090
Trustees' fees and expenses	41,186
Other	105,532
Total Expenses	4,247,786
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	(57,844)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)*	(709)
Less: reimbursement of class specific expenses (Class IR shares) (Note 4)	(2,090)
Net Expenses	4,187,143
Net Investment Income	24,404,232

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2019

Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	$(3,625,044)
Futures contracts	(357,868)
Swap agreements	(3,061,053)
Foreign currency forward exchange contracts	11,019,128
Foreign currency translation	(77,509)
Net Realized Gain	3,897,654
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of increase in deferred capital gain country tax of $90,891)	30,676,415
Futures contracts	(464,149)
Swap agreements	311,978
Foreign currency forward exchange contracts	(6,115,067)
Foreign currency translation	128,336
Net Change in Unrealized Appreciation (Depreciation)	24,537,513
Net Gain	28,435,167
Net Increase	$52,839,399

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2019	FOR THE YEAR ENDED OCTOBER 31, 2018
Increase (Decrease) in Net Assets: Operations:
Net investment income	$24,404,232	$19,957,324
Net realized gain	3,897,654	10,123,160
Net change in unrealized appreciation (depreciation)	24,537,513	(22,776,765)
Net Increase	52,839,399	7,303,719
Dividends and Distributions to Shareholders:
Class A shares	(4,315,675)	(2,699,379)
Class B shares*	(6,570)	(7,655)
Class L shares	(268,940)	(222,741)
Class I shares	(16,273,554)	(8,950,984)
Class C shares	(1,135,890)	(630,673)
Class IS shares	(8,701,331)	(5,943,151)
Class IR shares	(510)	(155	)(a)
Total Dividends and Distributions to Shareholders	(30,702,470)	(18,454,738)
Net increase from transactions in shares of beneficial interest	198,634,793	32,652,212
Net Increase	220,771,722	21,501,193
Net Assets:
Beginning of period	559,440,974	537,939,781
End of Period	$780,212,696	$559,440,974

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

(a)  For the period June 15, 2018 through October 31, 2018.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares, Class C shares, Class IS shares and Class IR shares. The seven classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, most Class B shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares, Class I shares, Class IS shares and Class IR shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares and Class C shares incur distribution expenses.

The Fund suspended offering Class B and Class L shares to all investors (February 25, 2013 and April 30, 2015, respectively). Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions. Effective February 28, 2019, Class B shares generally converted to Class A shares approximately six years after the end of the calendar month in which the shares were purchased. As of the reporting period, all Class B shares were redeemed/converted to Class A shares and there were no shares outstanding. Accordingly, no financial highlights have been presented for Class B.

The following is a summary of significant accounting policies:

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc.(the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly-owned subsidiary of the Morgan Stanley determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from the brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (6) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (7) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

D. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

E. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

F. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

G. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from securities loaned — net" in the Fund's Statement of Operations.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2019:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROSS ASSET AMOUNT PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$9,720,887	(a)	$—	$(9,720,887	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of $6,451,475, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of $3,478,040 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

FASB Accounting Standards CodificationTM ("ASC") 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of October 31, 2019:

	REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
	OVERNIGHT AND CONTINUOUS	<30 DAYS	BETWEEN 30 & 90 DAYS	>90 DAYS	TOTAL
Securities Lending Transactions
Corporate Bonds	$6,333,125	$—	$—	$—	$6,333,125
Sovereign	118,350	—	—	—	118,350
Total Borrowings	$6,451,475	$—	$—	$—	$6,451,475
Gross amount of recognized liabilities for securities lending transactions					$6,451,475

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2019:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$238,258,925	$—	†	$238,258,925	†
Sovereign	—	178,407,044	—		178,407,044
Agency Fixed Rate Mortgages	—	91,376	—		91,376
Asset-Backed Securities	—	121,187,929	—		121,187,929
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,537,293	—		1,537,293
Commercial Mortgage-Backed Securities	—	20,752,697	—		20,752,697
Mortgages — Other	—	80,217,444	—		80,217,444
U.S. Treasury Securities	—	23,178,473	—		23,178,473
Senior Loan Interests	—	21,718,195	—		21,718,195
Total Fixed Income Securities	—	685,349,376	—	†	685,349,376	†

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets (cont'd):
Short-Term Investments
Sovereign	$—	$9,740,482	$—		$9,740,482
Commercial Paper	—	18,246,368	—		18,246,368
U.S. Treasury Securities	—	27,257,251	—		27,257,251
Investment Company	47,546,194	—	—		47,546,194
Total Short-Term Investments	47,546,194	55,244,101	—		102,790,295
Foreign Currency Forward Exchange Contracts	—	419,907	—		419,907
Futures Contracts	432,519	—	—		432,519
Total Assets	47,978,713	741,013,384	—	†	788,992,097 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,932,150)	—		(2,932,150)
Futures Contracts	(235,072)	—	—		(235,072)
Credit Default Swap Agreement	—	(37,251)	—		(37,251)
Total Liabilities	(235,072)	(2,969,401)	—		(3,204,473)
Total	$47,743,641	$738,043,983	$—	†	$785,787,624 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CORPORATE BOND
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2019	$—	†

†  Includes one security which is valued at zero.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2019 continued

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — The Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes

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Notes to Financial Statements  ■  October 31, 2019 continued

or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments

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are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

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Notes to Financial Statements  ■  October 31, 2019 continued

amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2019:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$432,519	(d)	Variation margin on open futures contracts	$(235,072	)(d)
Credit Risk	Variation margin on open swap agreements	—		Variation margin on open swap agreement	(37,251	)(d)
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	419,907		Unrealized depreciation on open foreign currency forward exchange contracts	(2,932,150)
		$852,426			$(3,204,473)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2019 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$(357,868)	$—	$(1,798,239)
Credit Risk	—	—	(1,262,814)
Currency Risk	—	11,019,128	—
Total	$(357,868)	$11,019,128	$(3,061,053)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$(464,149)	$—	$(266,751)
Credit Risk	—	—	578,729
Currency Risk	—	(6,115,067)	—
Total	$(464,149)	$(6,115,067)	$311,978

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Notes to Financial Statements  ■  October 31, 2019 continued

At October 31, 2019, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(e)	ASSETS(f)	LIABILITIES(f)
Foreign Currency Forward Exchange Contracts	$419,907	$(2,932,150)

(e)  Excludes exchange-traded derivatives.

(f)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

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Notes to Financial Statements  ■  October 31, 2019 continued

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2019:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Bank of America NA	$3,271	$(3,271)	$—	$0
Barclays Bank PLC	253,755	(240,529)	—	13,226
BNP Paribas SA	42,974	(42,974)	—	0
Citibank NA	50,319	(50,319)	—	0
Goldman Sachs International	23,319	(23,319)	—	0
JPMorgan Chase Bank NA	46,269	(46,269)	—	0
Total	$419,907	$(406,681)	$—	$13,226

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED(g)	NET AMOUNT (NOT LESS THAN $0)
Bank of America NA	$190,869	$(3,271)	$—	$187,598
Barclays Bank PLC	240,529	(240,529)	—	0
BNP Paribas SA	329,454	(42,974)	(286,480)	0
Citibank NA	149,750	(50,319)	—	99,431
Goldman Sachs International	1,215,664	(23,319)	(944,579)	247,766
JPMorgan Chase Bank NA	629,913	(46,269)	—	583,644
Royal Bank of Canada	132,811	—	—	132,811
State Street Bank and Trust Co.	21,832	—	—	21,832
UBS AG	21,328	—	—	21,328
Total	$2,932,150	$(406,681)	$(1,231,059)	$1,294,410

(g)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended October 31, 2019, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$253,867,483
Futures Contracts:
Average monthly notional value	$184,870,655
Swap Agreements:
Average monthly notional amount	$25,053,559

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Notes to Financial Statements  ■  October 31, 2019 continued

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class A, 1.59% for Class B, 1.24% for Class L, 0.60% for Class I, 1.70% for Class C, 0.57% for Class IS and 0.57% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2019, $2,799 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; (iii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iv) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may or may not be recovered through the payment of

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future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. As of the reporting period, all Class B shares were redeemed/converted to Class A shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2019, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2019, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $4,038 and $2,303, respectively, and received $97,318 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

7. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2019, aggregated $683,322,037 and $533,309,151, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $73,819,567 and $55,994,491, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid

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Notes to Financial Statements  ■  October 31, 2019 continued

by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2019, advisory fees paid were reduced by $57,844 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2019 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE OCTOBER 31, 2018	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE OCTOBER 31, 2019
Liquidity Funds	$40,800,604	$407,862,985	$401,117,395	$781,237	$—	$—	$47,546,194

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2019, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $484. At October 31, 2019, the Fund had an accrued pension liability of $43,257, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

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Notes to Financial Statements  ■  October 31, 2019 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	9,273,004	$51,927,976	5,857,797	$33,036,038
Conversion from Class B	55,287	304,844	42,493	240,009
Reinvestment of dividends	720,053	3,993,047	447,981	2,519,793
Redeemed	(5,418,416)	(30,153,670)	(5,574,139)	(31,336,517)
Net increase — Class A	4,629,928	26,072,197	774,132	4,459,323
CLASS B SHARES*
Exchanged	21,401	118,558	24,458	139,566
Conversion to Class A	(54,987)	(304,844)	(42,296)	(240,009)
Reinvestment of dividends	1,054	5,748	987	5,581
Redeemed	(8,161)	(45,499)	(7,314)	(41,437)
Net decrease — Class B	(40,693)	(226,037)	(24,165)	(136,299)
CLASS L SHARES
Exchanged	892	5,000	60,456	342,628
Reinvestment of dividends	47,043	259,555	38,449	216,346
Redeemed	(233,658)	(1,292,894)	(403,986)	(2,271,368)
Net decrease — Class L	(185,723)	(1,028,339)	(305,081)	(1,712,394)
CLASS I SHARES
Sold	43,708,172	247,944,229	27,465,462	156,688,061
Reinvestment of dividends	2,527,520	14,198,325	1,386,739	7,883,507
Redeemed	(25,016,625)	(139,960,308)	(14,498,468)	(82,637,515)
Net increase — Class I	21,219,067	122,182,246	14,353,733	81,934,053
CLASS C SHARES
Sold	1,848,874	10,323,976	1,553,681	8,737,864
Reinvestment of dividends	197,582	1,089,655	108,017	606,436
Redeemed	(1,658,001)	(9,267,049)	(942,276)	(5,297,341)
Net increase — Class C	388,455	2,146,582	719,422	4,046,959
CLASS IS SHARES
Sold	7,230,322	41,229,126	2,890,731	16,614,000
Reinvestment of dividends	1,548,922	8,701,055	1,043,392	5,942,791
Redeemed	(79,245)	(442,277)	(13,614,341)	(78,506,221)
Net increase (decrease) — Class IS	8,699,999	49,487,904	(9,680,218)	(55,949,430)
CLASS IR SHARES
Sold	—	—	1,761 (a)	10,000 (a)
Reinvestment of dividends and distributions	41	240	—	—
Net increase — Class IR	41	240	1,761	10,000
Net increase in Fund	34,711,074	$198,634,793	5,839,584	$32,652,212

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

(a)  For the period June 15, 2018 through October 31, 2018.

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Notes to Financial Statements  ■  October 31, 2019 continued

9. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 DISTRIBUTIONS PAID FROM:	2018 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$30,702,470	$18,454,738

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

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Notes to Financial Statements  ■  October 31, 2019 continued

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at October 31, 2019:

TOTAL DISTRIBUTABLE EARNINGS (000)	PAID-IN-CAPITAL (000)
$8,977	$(8,977)

At October 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$4,259,104	$—

At October 31, 2019, the Fund had available for federal income tax purposes unused long-term capital losses of $1,317,085 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

11. Credit Facility

The Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended October 31, 2019, the Fund did not have any borrowings under the Facility.

12. Other

At October 31, 2019, the Fund did not have record owners of 10% or greater.

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Notes to Financial Statements  ■  October 31, 2019 continued

13. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

14. Accounting Pronouncement

In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2019		2018		2017		2016(1)		2015
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.54		$5.66		$5.49		$5.51		$5.77
Income (loss) from investment operations:
Net investment income(2)	0.20		0.19		0.20		0.19		0.18
Net realized and unrealized gain (loss)	0.26		(0.13)		0.16		0.01		(0.21)
Total income (loss) from investment operations	0.46		0.06		0.36		0.20		(0.03)
Less distributions from:
Net investment income	(0.27)		(0.18)		(0.14)		(0.22)		(0.23)
Paid-in-capital	—		—		(0.05)		—		—
Total distributions	(0.27)		(0.18)		(0.19)		(0.22)		(0.23)
Net asset value, end of period	$5.73		$5.54		$5.66		$5.49		$5.51
Total Return(3)	8.55%		1.05%		6.66%		3.72%		(0.53)%
Ratios to Average Net Assets:
Net expenses	0.86	%(4)	0.89	%(4)(5)	0.90	%(4)	0.88	%(4)(6)	1.04	%(4)
Net investment income	3.62	%(4)	3.45	%(4)(5)	3.66	%(4)	3.46	%(4)(6)	3.16	%(4)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$110,978		$81,598		$78,970		$87,515		$112,333
Portfolio turnover rate	94%		89%		84%		120%		102%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.93%	3.41%

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.90%	3.44%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2019		2018		2017		2016(1)		2015
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.54		$5.66		$5.49		$5.51		$5.77
Income (loss) from investment operations:
Net investment income(2)	0.19		0.18		0.19		0.17		0.17
Net realized and unrealized gain (loss)	0.25		(0.13)		0.16		0.01		(0.21)
Total income (loss) from investment operations	0.44		0.05		0.35		0.18		(0.04)
Less distributions from:
Net investment income	(0.25)		(0.17)		(0.13)		(0.20)		(0.22)
Paid-in-capital	—		—		(0.05)		—		—
Total distributions	(0.25)		(0.17)		(0.18)		(0.20)		(0.22)
Net asset value, end of period	$5.73		$5.54		$5.66		$5.49		$5.51
Total Return(3)	8.25%		0.81%		6.41%		3.48%		(0.73)%
Ratios to Average Net Assets:
Net expenses	1.14	%(4)	1.13	%(4)(5)	1.13	%(4)	1.11	%(4)(6)	1.25	%(4)
Net investment income	3.38	%(4)	3.22	%(4)(5)	3.42	%(4)	3.23	%(4)(6)	2.94	%(4)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$5,557		$6,399		$8,263		$9,909		$12,834
Portfolio turnover rate	94%		89%		84%		120%		102%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class L shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	1.16%	3.19%

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.13%	3.21%

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2019		2018		2017		2016(1)		2015
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.60		$5.72		$5.55		$5.57		$5.82
Income (loss) from investment operations:
Net investment income(2)	0.22		0.21		0.22		0.21		0.18
Net realized and unrealized gain (loss)	0.26		(0.13)		0.16		0.00	(3)	(0.18)
Total income (loss) from investment operations	0.48		0.08		0.38		0.21		(0.00	)(3)
Less distributions from:
Net investment income	(0.28)		(0.20)		(0.16)		(0.23)		(0.25)
Paid-in-capital	—		—		(0.05)		—		—
Total distributions	(0.28)		(0.20)		(0.21)		(0.23)		(0.25)
Net asset value, end of period	$5.80		$5.60		$5.72		$5.55		$5.57
Total Return(4)	8.93%		1.34%		6.93%		4.00%		(0.17)%
Ratios to Average Net Assets:
Net expenses	0.59	%(5)	0.59	%(5)(6)	0.57	%(5)	0.57	%(5)(7)	0.69	%(5)
Net investment income	3.88	%(5)	3.74	%(5)(6)	3.99	%(5)	3.77	%(5)(7)	3.18	%(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$425,720		$292,269		$216,306		$173,507		$134,841
Portfolio turnover rate	94%		89%		84%		120%		102%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class I shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.65%	3.68%

(7)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.60%	3.74%

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,								PERIOD FROM APRIL 30, 2015(2) TO
	2019		2018		2017		2016(1)		OCTOBER 31, 2015
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.53		$5.65		$5.49		$5.51		$5.73
Income (loss) from investment operations:
Net investment income(3)	0.16		0.15		0.16		0.15		0.03
Net realized and unrealized gain (loss)	0.26		(0.13)		0.15		0.01		(0.17)
Total income (loss) from investment operations	0.42		0.02		0.31		0.16		(0.14)
Less distributions from:
Net investment income	(0.23)		(0.14)		(0.10)		(0.18)		(0.08)
Paid-in-capital	—		—		(0.05)		—		—
Total distributions	(0.23)		(0.14)		(0.15)		(0.18)		(0.08)
Net asset value, end of period	$5.72		$5.53		$5.65		$5.49		$5.51
Total Return(4)	7.77%		0.34%		5.76%		3.03%		(2.48	)%(9)
Ratios to Average Net Assets:
Net expenses	1.59	%(5)	1.61	%(5)(6)	1.58	%(5)	1.58	%(5)(7)	1.74%(5)(10)
Net investment income	2.91	%(5)	2.73	%(5)(6)	2.98	%(5)	2.76	%(5)(7)	1.22%(5)(10)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.00%(8)(10)
Supplemental Data:
Net assets, end of period, in thousands	$29,890		$26,741		$23,255		$21,673		$10,269
Portfolio turnover rate	94%		89%		84%		120%		102%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class C shares.

(2)  Commencement of Offering.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	1.65%	2.69%

(7)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.61%	2.73%

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2019		2018		2017		2016(1)		2015
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.61		$5.72		$5.55		$5.57		$5.83
Income (loss) from investment operations:
Net investment income(2)	0.23		0.22		0.23		0.21		0.21
Net realized and unrealized gain (loss)	0.25		(0.13)		0.15		0.01		(0.22)
Total income (loss) from investment operations	0.48		0.09		0.38		0.22		(0.01)
Less distributions from:
Net investment income	(0.29)		(0.20)		(0.16)		(0.24)		(0.25)
Paid-in-capital	—		—		(0.05)		—		—
Total distributions	(0.29)		(0.20)		(0.21)		(0.24)		(0.25)
Net asset value, end of period	$5.80		$5.61		$5.72		$5.55		$5.57
Total Return(3)	9.01%		1.40%		6.99%		4.07%		(0.13)%
Ratios to Average Net Assets:
Net expenses	0.51	%(4)	0.53	%(4)(5)	0.51	%(4)	0.49	%(4)(6)	0.64	%(4)
Net investment income	3.97	%(4)	3.82	%(4)(5)	4.05	%(4)	3.85	%(4)(6)	3.60	%(4)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$208,058		$152,197		$210,777		$195,039		$63,680
Portfolio turnover rate	94%		89%		84%		120%		102%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class IS shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.56%	3.79%

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.53%	3.81%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2019		PERIOD FROM JUNE 15, 2018(1) TO OCTOBER 31, 2018
Class IR Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.61		$5.68
Income (loss) from investment operations:
Net investment income(2)	0.22		0.05
Net realized and unrealized gain (loss)	0.27		(0.03)
Total income from investment operations	0.49		0.02
Less distributions from:
Net investment income	(0.29)		(0.09)
Net asset value, end of period	$5.81		$5.61
Total Return(3)	9.00%		0.31	%(6)
Ratios to Average Net Assets:
Net expenses	0.51	%(4)(5)	0.53	%(4)(5)(7)
Net investment income	3.89	%(4)(5)	3.75	%(4)(5)(7)
Rebate from Morgan Stanley affiliate	0.01%		0.01	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$10		$10
Portfolio turnover rate	94%		89%

(1)  Commencement of Offering.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2019	21.28%	(16.88)%
October 31, 2018	13.16	(8.88)

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Fixed Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund"), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 23, 2019

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued  April 2019

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2019 Morgan Stanley

DINANN
2845751 EXP. 12.31.2020

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2019	Registrant		Covered Entities(1)
Audit Fees	$68,026		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$6,048	(3)	$507,296	(4)
All Other Fees	$—		$144,110	(5)
Total Non-Audit Fees	$6,048		$651,406

Total	$74,074		$651,406

2018	Registrant		Covered Entities(1)
Audit Fees	$62,026		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$6,048	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$6,048		$11,536,270

Total	$68,074		$11,536,270

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)    This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer,

who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                                   Not applicable.

(g)                                  See table above.

(h)                                 The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2019